UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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[   ]           Preliminary Proxy Statement                                                              [   ]              Confidential, for Use of the Commission Only
[X]           Definitive Proxy Statement(as permitted by Rule 14a-6(e)(2))
[   ]           Definitive Additional Materials
[   ]           Soliciting Material Under Rule 14a-12

                      GameTech International, Inc.
(Name of Registrant as Specified In Its Charter)
_________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GAMETECH INTERNATIONAL, INC.
NOTICE OF THE 2009 ANNUAL MEETING OF STOCKHOLDERS
APRIL 1, 2009

To Our Stockholders:

The 2009 Annual Meeting of Stockholders of GameTech International, Inc., a Delaware corporation, will be held at 8850 Double Diamond Parkway, Reno, Nevada 89521, on Wednesday, April 1, 2009 at 9:00 a.m., local time, for the following purposes:

1.	To elect five directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

2.	To ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as our independent auditor for the fiscal year ending November 1, 2009.

3.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

We have fixed the close of business on February 23, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.  Shares of common stock can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy.

We cordially invite you to attend the meeting.  Please read the attached proxy statement for a discussion of the matters to be voted on at the meeting.

If you are unable to attend in person and wish to have your shares voted, you may submit your vote (1) by completing and signing the enclosed proxy and returning it in the accompanying postpaid envelope in accordance with the enclosed proxy card, or (2) in accordance with the instructions of your bank, broker, or nominee, if your shares are held in street name.  If you attend the meeting, you may also submit your vote in person and any vote you previously submitted will be superseded by the vote you cast at the meeting.

By Order of the Board of Directors,

Jay M. Meilstrup
President and CEO

Reno, Nevada
March 2, 2009

GAMETECH INTERNATIONAL
8850 Double Diamond Parkway
Reno, Nevada  89521

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on April 1, 2009.  The Company’s Proxy Statement and Annual Report to Stockholders for the fiscal year ended November 2, 2008 are available at http://www.gametech-inc.com/investor_relations/financials.htm.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why am I receiving this proxy statement?

A:
The board of directors (the “Board”) of GameTech International, Inc. (the “Company”) is soliciting your proxy to vote at the annual meeting because you owned shares of our common stock at the close of business on February 23, 2009, the record date for the meeting, and are entitled to vote at the meeting.  The proxy statement, along with a proxy card or a voting instruction card, is being mailed to stockholders beginning March 2, 2009.  The proxy statement summarizes the information you need to know to vote at the annual meeting.  You do not need to attend the annual meeting to vote your shares.

Q:	What will I be voting on?

A:
At the annual meeting, our stockholders will be asked to elect each of our directors to serve a one-year term of office expiring at our annual meeting following the end of the 2009 fiscal year, and to ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as our independent auditor for the fiscal year ending November 1, 2009.  The Board does not know of any matters to be presented at our 2009 annual meeting other than those described in this proxy statement.  However, if any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

Q:	Where and when will the meeting be held?

A:	The meeting will be held at 8850 Double Diamond Parkway, Reno, Nevada, 89521, on April 1, 2009 at 9:00 a.m., local time.

Q:	How can I obtain directions to the meeting?

A:	For directions to our 2009 annual meeting, please contact our corporate office at (775) 850-6000.

Q:	Who is soliciting my proxy?

A:
Our Board is soliciting your proxy that will be voted at our 2009 annual meeting of stockholders.  By completing and returning the proxy card or voting instruction card, you are authorizing the proxy holder to vote your shares at our annual meeting as you have instructed on the card.

Q:	How many votes may I cast?

A:	Each holder of common stock is entitled to one vote, in person or by proxy, for each share of our common stock held of record on the record date.

Q:	How many votes can be cast by all stockholders?

A:	As of the record date, we had 11,753,659 shares of common stock outstanding, each of which is entitled to one vote.

Q:	How many shares must be present to hold the meeting?

A:	Our bylaws provide that a majority of the total number of shares of common stock outstanding constitutes a quorum and must be present to conduct a meeting of our stockholders.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, you are considered, with respect to those shares, the “stockholder of record.”  The proxy materials have been directly sent to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.”  The proxy materials have been forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by following their instructions which are included with this proxy, if applicable.

Q:	Can my shares be voted if I do not return the proxy card and do not attend the meeting in person?

A:
If you hold shares in street name and you do not provide voting instructions to your broker, bank, or nominee, your shares will not be voted on any proposal for which your broker does not have discretionary authority to vote (a “broker non-vote”).  Brokers generally have discretionary authority to vote shares held in street name on “routine” matters but not on “non-routine” matters.  Proposals to elect directors and ratify the appointment of the independent auditor are generally considered “routine” matters.

If you do not vote the shares held in your name, your shares will not be voted.

Q:	What vote is required to approve each item?

A:
Election of Directors.  Our bylaws provide that directors are elected by a plurality of the votes cast by holders of our common stock present in person or represented by proxy and entitled to vote at the annual meeting.  This means that the director nominee with the most votes for a particular slot is elected for that slot.  You may vote “for” all director nominees or withhold your vote for any one or more of the director nominees.  Only votes “for” are counted in determining whether a plurality has been cast in favor of a director.  Abstentions, withheld votes, and broker non-votes will have no effect on the plurality vote for the election of directors.

Ratify appointment of independent auditor.  The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy is required for the ratification of the appointment of Grant Thornton LLP, an independent registered public accounting firm, as our independent auditor for the fiscal year ending November 1, 2009.

All other matters coming before the annual meeting will be decided by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting, except as otherwise provided by statute, our certificate of incorporation, or our bylaws.
With respect to any matter that is properly brought before the meeting, the election inspectors will treat abstentions as unvoted.

Q:	How do I vote?

A:	You may vote using any of the following methods:

 Record holders: Record holders can vote by filling out the proxy card and returning it in the postage paid return envelope.  Voting instructions are provided on the proxy card contained in the proxy materials.

Street holders: If your shares are in street name, you must vote in accordance with the voting instruction form provided by your broker, bank, or nominee.

  In person at the annual meeting:  You may also vote in person at the annual meeting, either by attending the meeting yourself or authorizing a representative to attend the meeting on your behalf.  You may also execute  a  proper proxy designating that person.  If you are a street holder of shares, you must obtain a proxy from your broker, bank, or nominee naming you as the proxy holder and present it to the inspectors of election with your ballot when you vote at the annual meeting.

Q:	Once I deliver my proxy, can I revoke or change my vote?

A:
Yes.  You may revoke or change your proxy at any time before it is voted by giving a written revocation notice to our corporate secretary, by delivering timely a proxy with a later date or by voting in person at the meeting.

Q:	What if I do not vote for a proposal on my proxy card?

A:
If you properly execute and return a proxy or voting instruction card, your stock will be voted as you specify.  If you are a stockholder of record and make no specifications on your proxy card, your shares will be voted (1) FOR all the director nominees, and (2) FOR the ratification of the appointment of Grant Thornton LLP as our independent auditor for the fiscal year ending November 1, 2009.  If you are a beneficial owner of shares and do not give voting instructions to your broker, bank, or nominee, they will be entitled to vote your shares with respect to “routine” items, which generally include proposals to elect directors and ratify the appointment of the independent auditor.

Q:	Who pays for soliciting proxies?

A:
We are paying for all costs of soliciting proxies.  Our directors, officers, and employees may request the return of proxies by mail, telephone, Internet, telefax, telegram, or personal interview.  We are also requesting that banks, brokerage houses, and other nominees or fiduciaries forward the soliciting material to their principals and that they obtain authorization for the execution of proxies.  We will reimburse them for their expenses.

Q:	Could other matters be considered and voted upon at the meeting?

A:
Our Board does not expect to bring any other matter before the annual meeting and is not aware of any other matter that may be considered at the meeting.  In addition, pursuant to our bylaws, the time has elapsed for any stockholder to properly bring a matter before the meeting.  However, if any other matter does properly come before the meeting, the proxy holders will vote the proxies as the Board may recommend.

Q:	What happens if the meeting is postponed or adjourned?

A:	Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy at any time until it is voted.

Q:	How can stockholders present proposals for inclusion in our proxy materials relating to our 2010 annual meeting?

A:
Any stockholder who wishes to present a proposal for inclusion in our proxy materials relating to our 2010 annual meeting must give us notice in advance of the meeting in accordance with the requirements of Rule 14a-8(e) of the Securities Exchange Act of 1934 (the “Exchange Act”).  The notice must be received by our corporate secretary no later than November 2, 2009, although this date will change if the date of our 2010 annual meeting is 30 calendar days earlier or later than April 1, 2010.  All stockholder proposals must comply with Section 1.12 of our bylaws in order to be eligible for consideration at a stockholders’ meeting.  Our bylaws are filed with the Securities & Exchange Commission (“SEC”), and stockholders should refer to the bylaws for a complete description of the requirements.  Any stockholder who wishes to present a proposal at our 2010 annual meeting must give us notice in advance of the meeting.  The notice must be received by our corporate secretary no later than January 31, 2010 although this date will change if the date of our 2010 annual meeting is 30 calendar days earlier or later than April 1, 2010.
Any stockholder who desires to nominate one or more candidates for election as directors at our 2010 annual meeting must forward the nomination(s) to our corporate secretary at the address shown on the first page of this Proxy Statement in time to arrive at our offices no later than January 31, 2010.  All nominations must contain the information required by Section 1.12 of our bylaws.

We will provide upon written request, without charge to each stockholder of record as of the record date, a copy of our annual report on Form 10-K for the fiscal year ended November 2, 2008, as filed with the SEC.  We will also furnish any exhibits listed in our annual report on Form 10-K upon request at the actual expense we incur in furnishing such exhibits.  Any such requests should be directed to our corporate secretary at our corporate offices set forth in this proxy statement.

STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS,
AND CERTAIN BENEFICIAL OWNERS

Stock Ownership of Directors and Executive Officers

The following table sets forth certain information regarding beneficial ownership of our common stock as of February 23, 2009, for (1) each director and director nominee, (2) each executive officer for whom compensation information is disclosed under the caption “Executive Compensation,” and (3) all of our directors and executive officers as a group, determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 (“Exchange Act”).  Unless otherwise indicated and subject to community property laws when applicable, all shares shown as beneficially owned are held with sole voting and investment power.

Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Acquirable through Currently Exercisable Stock Options (3)	Percent of Class (4)

Directors and Director Nominees
Richard T. Fedor	1,911,461 (5)	86,500	16.9%
Jay M. Meilstrup	3,500	262,500	2.2%
Scott H. Shackelton	3,000 (6)	50,000	*
Donald K. Whitaker	—	35,000	*
Richard H. Irvine	35,000 (7)	—	*

Named Executive Officers (8)
Marcia R. Martin	—	—	—
Timothy J. Minard	—	—	—

All directors and executive officers as group (seven persons)	1,952,961	434,000	20.3%

* Less than 1%

(1)	All persons listed may be reached at our Company offices at 8850 Double Diamond Parkway, Reno, Nevada 89521.

(2)	Excludes shares subject to options currently exercisable or exercisable within 60 days, which shares are set forth separately in the next column. No shares are pledged as security.

(3)
Consists of shares subject to options currently exercisable or exercisable within 60 days.  These shares are deemed to be outstanding for purposes of computing the percentage of outstanding common stock owned by such persons individually and by all directors and executive officers as a group, but are not deemed to be outstanding for the purpose of computing the individual ownership percentage of any other person.

(4)	The percentages shown are calculated based upon 11,753,659 shares of our common stock outstanding on the record date.

(5)
Based on information contained in Schedule 13G/A filed February 14, 2008 with the SEC, less 6,400 shares that Mr. Fedor gifted on January 16, 2008, pursuant to Form 5 filed February 14, 2008 with the SEC.  This amount includes 769,911 shares owned of record by Mr. Fedor’s wife, with whom Mr. Fedor shares voting and dispositive power.

(6)	All 3,000 shares of common stock are held by a family trust.

(7)	Includes 35,000 shares of common stock held by a family trust.

(8)	Information regarding shares beneficially owned by Messrs. Fedor and Meilstrup, who are also Named Executive Officers, appears immediately above under the caption “Directors and Director Nominees.”

Stock Ownership of Certain Beneficial Owners

As of February 23, 2009, the persons named below were, to our knowledge, the only beneficial owners of more than 5 percent of our outstanding common stock, determined in accordance with Rule 13d-3 of the Exchange Act, other than Richard T. Fedor, whose beneficial ownership is described above.

Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Mr. Charles Jobson One International Place, Suite 2401 Boston, Massachusetts 02110	1,200,578 (1)	10.2%
CLAM Partners, LLC 900 N. Michigan Avenue, Suite 1900 Chicago, Illinois 60611	608,453 (2)	5.1%
Goldman Capital Management Inc. 320 Park Ave. New York NY 10022	895,359 (3)	7.6%

(1)
Based on information contained in a Schedule 13G/A filed with the SEC on February 13, 2009, indicating 644,215 shares of common stock beneficially owned by various entities under common control of Delta Partners LLC, with voting and dispositive power of those shares shared with Mr. Charles Jobson, Managing Member of Delta Partners LLC.  Mr. Jobson has sole voting and dispositive power over the remaining 556,363 reported shares.

(2)
Based on information contained in a Schedule 13G filed with the SEC on February 13, 2009, indicating that all shares shown are beneficially owned by three entities:  CLAM Partners, LLC; Clam Manager, LLC, and Mr. Gregory A. Carlin.  These three entities share voting and dispositive power over all shares reported.

(3)	Based on information contained in a Form 13F filed with the SEC on December 31, 2008, indicating that all shares are beneficially owned by Goldman Capital Management Inc.

ELECTION OF DIRECTORS

General

Our bylaws provide that the number of directors shall be fixed from time to time by resolution of our Board, and by resolution the Board has set the number of directors at five.  At the recommendation of our Nominations Committee, all directors have been nominated by the Board for re-election at our 2009 meeting.

Each director nominee is nominated for a term of office expiring at our 2010 annual meeting or until their successors are duly elected and qualified.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below.  In the event that any nominee is unable or declines to serve as a director at the time of our meeting, the proxies will be voted for any nominee designated by our current Board to fill the vacancy.  We do not expect that any nominee will be unable or will decline to serve as a director.  Under our bylaws, directors are elected by plurality vote.

Nominations and Communications with Directors

Our Board is open to suggestions from our shareholders on candidates for election to the board of directors.  All nominations for director must comply with Section 1.12 of our bylaws, which are on file with the SEC.  Any stockholder may suggest a nominee by sending the following information to our Nominating Committee:

•	the suggested nominee’s name, age, business address and residence address;

•	the suggested nominee’s principal occupation or employment;

•	your name and mailing address, as they appear on the Company’s books, and the number of shares of the Company you beneficially own as of the date of notice; and

•	the names and mailing addresses of any other stockholders known by you to be supporting such nominee, and, if known, the number of shares of Company stock owned by those other stockholders.

The information should be sent to the committee addressed as follows:  Chairman, Nominating Committee, GameTech International, Inc., 8850 Double Diamond Parkway, Reno, Nevada  89521.  In accordance with our bylaws, the nomination must be delivered to, or mailed and received at, this address (our principal offices) no less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company.

In general, shareholders may communicate with our Board or specific members of our Board, including the members of our various board committees, by submitting a letter addressed in care of the Board of Directors at the Company’s principal offices as provided above.  Any shareholder communication addressed in this manner will be delivered, unopened, to the director to whom it is addressed, or to the Chairman if addressed to the Board.

Director Nominees and Independence

The following table sets forth certain information regarding our nominees for election as directors, including whether each has been determined by the Board to be “independent” as defined by the listing standards of The NASDAQ Stock Market, LLC (“NASDAQ”).

Name	Age	Position	Independent

Richard T. Fedor	63	Executive Chairman of the Board	No
Jay M. Meilstrup	49	President, Chief Executive Officer, and Director	No
Richard H. Irvine	67	Director	Yes
Donald K. Whitaker	66	Director	Yes
Scott H. Shackelton	59	Director	Yes
________________

Richard T. Fedor, a co-founder of our Company, has served as our Chairman of the Board since December 2003 and as a director since June 1994.  Mr. Fedor served as our Vice-Chairman from October 2000 until December 2003.  Mr. Fedor served as our interim Chief Executive Officer from August 1999 until October 2000 and as our Chief Executive Officer from June 1994 until March 1998.  Mr. Fedor also served as our President from June 1994 until August 1997.  From 1991 to 1994, Mr. Fedor’s occupation was that of a private investor.  From 1987 to 1991, Mr. Fedor was President of ZYGO Corporation, a manufacturer of high-performance, laser-based electro-optical measuring instruments.  From 1985 to 1987, Mr. Fedor held the position of Operations Vice President at International Game Technology.  Mr. Fedor has also held various senior management positions at Hewlett Packard and GTE.

Jay M. Meilstrup has served as our President and Chief Executive Officer since July 2005 and as a director since March 2005.  Prior to joining our Company, Mr. Meilstrup served as the Senior Vice President, Niagara Properties of Niagara Falls Casino in Niagara Falls, Ontario, Canada, from October 2003 to September 2004.  From October 1998 to October 2003, Mr. Meilstrup served as the General Manager of Casino Niagara.  From February 1997 to October 1998, Mr. Meilstrup served as Vice President of Game Development for Shuffle Master Gaming.  Prior to that, Mr. Meilstrup served as Product Marketing Manager for Bally Gaming, Inc.; Vice President of Operations for the Oasis Resort Hotel Casino; and Director of Casino Operations at the Santa Fe Hotel Casino.

Richard H. Irvine has served as a director of our Company since September 2005.  Mr. Irvine served as Senior Vice President, North American Sales for Bally Gaming and Systems, Inc. from April 2004 to April 2005 and is currently retired.  From January 2003 to January 2004, Mr. Irvine served as Vice President, Sales for A.C. Coin and Slot.  Mr. Irvine served as our Executive Vice President – Chief Operating Officer from February 1999 to January 2001 and as our Executive Vice President of Planning and Development from January 2001 to October 2001.  Prior to that, Mr. Irvine served in various officer positions for Mikohn Gaming; Boomtown, Inc.; The Walt Disney Company; Unicorn/Sovaminco; and International Game Technology.  Mr. Irvine is also a director of Las Vegas Gaming, Inc. and TableMAX, Corp.

Donald K. Whitaker has served as a member of our Board of Directors since March 2004.  Mr. Whitaker is the founder, the Chairman of the Board and has served as the Chief Executive Officer of Ceronix, Inc., a leading manufacturer of custom designed color video monitors for the gaming industry, since 1984.

Scott H. Shackelton has served as a member of our Board of Directors since October 2004.  Mr. Shackelton currently owns and manages Sierra Aspen Properties, LLC, a real estate business.  He also currently serves as a Trustee and Chairman of the Audit Committee of the Board of Trustees for the Walter S. Johnson Foundation, which provides funding to youth and family non-profit organizations.  Mr. Shackelton’s experience includes financial consulting from January 2003 through March 2004.  From June 2001 to October 2002, Mr. Shackelton served as Chief Financial Officer of IGO Corporation, a company specializing in battery units and accessories for mobile technology products.  From October 1999 to June 2001, Mr. Shackelton served in various positions including Vice President of Finance, Treasurer and Assistant Secretary of Sharegate Inc., a telecommunications product development company.  From April 1996 to October 1999, Mr. Shackelton served as Chief Financial Officer of Innovative Gaming Corporation of America.  From 1980 to 1996, Mr. Shackelton served in various positions, including Vice President of Finance and Treasurer, of International Game Technology.

The Board unanimously recommends a vote FOR each of the nominees listed above.

Information Relating to Corporate Governance, the Board of Directors, and Board Committees

Our bylaws authorize our Board to appoint among its members one or more committees, each consisting of one or more directors.  Our Board has established an Audit Committee, a Compensation Committee, a Nominations Committee, and a Compliance Committee.

Our Board has adopted charters for each of the Audit, Compensation, Nominations, and Compliance Committees.  Each Committee’s charter describes the authority and responsibilities delegated to it by the Board.  Our Board has also adopted Corporate Governance Guidelines, a Code of Conduct, and a Code of Ethics for the Chief Executive and Senior Financial Officers.  We post on our website at www.gametech-inc.com, the charters of our Audit, Compensation, and Nominations Committees; our Corporate Governance Guidelines, Code of Conduct, and Code of Ethics for the Chief Executive and Senior Financial Officers, and any amendments thereto; and any other corporate governance materials contemplated by SEC or NASDAQ regulations.  These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our corporate offices set forth on the first page of this proxy statement.

We regularly schedule executive sessions at which independent directors meet without the presence or participation of management.  The Chairs of the Audit Committee, Compensation Committee, Nominations Committee, and Compliance Committee each act as presiding director of such executive sessions on a rotating basis.

Board and Committee Meetings

Our Board held four meetings during the fiscal year ended November 2, 2008.  No director who was a member of our Board during fiscal 2008 attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board; and (ii) the total number of meetings held by all committees of the Board on which such director was a member.

We encourage our directors to attend every annual meeting of stockholders.  To this end, and to the extent reasonably practical, we regularly schedule a meeting of the Board on the same day as our annual meeting of stockholders.  Each director who was a member of our Board during fiscal 2008 attended the 2008 Annual Meeting of Stockholders.

Our Board has an Audit Committee, a Compensation Committee, a Nominations Committee, and a Compliance Committee with the following members as of November 2, 2008:

Audit Committee Members	Meetings in 2008
Scott Shackelton, Chairman Richard Irvine Donald Whitaker	5

Compensation Committee Members	Meetings in 2008
Richard Irvine, Chairman Scott Shackelton Donald Whitaker	3

Nominations Committee Members	Meetings in 2008
Richard Irvine, Chairman Scott Shackelton Donald Whitaker	1

Compliance Committee Members	Meetings in 2008
Don Whitaker, Chairman and Member Jay Meilstrup, Member, Director, President, and Chief Executive Officer Patrick Crawford – Member and Company Compliance Officer Dennis Gallagher – Independent Member Designee	4

The Audit Committee

The purpose of the Audit Committee is to oversee the financial and reporting processes of our Company and the audits of the financial statements of our Company and to provide assistance to our Board with respect to the oversight of the integrity of the financial statements of our Company, our Company’s compliance with legal and regulatory matters, our independent auditor’s qualifications and independence, and the performance of the independent auditor of our Company.  The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our Company’s accounting and financial reporting process and audits of the financial statements of our Company on behalf of our Board.  The Audit Committee also selects the independent auditor to conduct the annual audit of the financial statements of our Company; reviews the proposed scope of such audit; reviews accounting and financial controls of our Company with the independent auditor and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates.

All members of the Audit Committee are independent, as independence for Audit Committee members is defined under NASDAQ rules.  The Board has determined that Mr. Shackelton (whose background is detailed above) qualifies as an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC.  Mr. Shackelton currently serves as the Chairman of the Audit Committee.

The Compensation Committee

All of the members of the Compensation Committee are independent, as independence for compensation committee members is defined in the listing standards of NASDAQ.  The Compensation Committee operates under a written charter adopted by the Board, which is available on our website at www.gametech-inc.com.

The purpose and duties of the Compensation Committee includes (1) determining, or recommending to our Board for determination, the compensation of the Chief Executive Officer and our other executive officers and discharging the  responsibilities of our Board of Directors relating to compensation programs of our Company, (2) monitoring incentive and equity based compensation plans, and (3) preparing reports, including an annual report for inclusion in our proxy statement, reports to the Board, and maintaining minutes or other records of meeting and activities of the Committee.  The Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee.  In discharging its duties and responsibilities, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority, without seeking Board approval, to retain outside counsel or other advisors for this purpose, including the authority to approve the fees payable to such counsel or advisors and any other terms of retention.

For more information regarding the processes used by the Compensation Committee to determine executive compensation, see the section titled “Compensation Discussion and Analysis” below.

The Nominations Committee

The purpose of the Nominations Committee includes the selection or recommendation to the Board of nominees to stand for election as directors at each election of directors, the oversight of the selection and composition of committees of the Board, the oversight of the evaluations of the Board and management, and the development and recommendation to the Board of a set of corporate governance principles applicable to our Company.  All of the members of the Nominations Committee are independent, as independence is defined under NASDAQ rules.

The Nominations Committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board if such nominations are made in accordance with Section 1.12 of our bylaws (for more information, see “Nominations and Communications with Directors”).  The Nominations Committee identifies and evaluates nominees for our Board, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board.

The Compliance Committee

The purpose of the Compliance Committee is to oversee the regulatory requirements set forth by gaming jurisdictions.  The committee is required to meet at least four times per year and is made up of four members.  Two members are Directors of the Company, one is the Company’s Corporate Compliance Officer and the fourth is an independent member who is experienced in the gaming regulatory process and is familiar with the laws regulating and controlling gaming activities.  The Compliance Committee was formed under the Compliance Plan that was approved by the Nevada Gaming Control Board.  This committee is required by various jurisdictions in which the Company holds gaming licenses.

Compensation of Directors

The following table provides compensation information for our directors for the year ended November 2, 2008, except for Mr. Fedor and Mr. Meilstrup.  As executive officers of the Company, Mr. Fedor and Mr. Meilstrup do not receive any additional compensation for service as directors.

Director Compensation

Name	Fees Earned or Paid in Cash	Stock Awards ($)	Total

Scott Shackelton	$ 40,500	$2,733	$ 43,233
Richard Irvine	$ 31,000	$2,733	$ 33,733
Donald Whitaker	$ 34,500	$2,733	$ 37,233

During the first, second and third quarters of fiscal 2008, all of our non-employee directors received compensation for their services as members of the Board in the amount of $5,000 per quarter, and $1,000 per meeting attended.  During the fourth quarter of fiscal 2008, all of our non-employee directors received compensation for their services as members of the Board in the amount of $6,000 per quarter, and $1,000 per meeting attended.  They are also reimbursed for reasonable out-of-pocket expenses incurred in connection with their attendance at board meetings, and provided with an allowance for gasoline.  We recorded $12,080 of gasoline allowance for our non-employee directors, for the fiscal year ended November 2, 2008.

  In addition, Mr. Shackelton received fees of $12,500 for his service as Chairman of the Audit Committee, Messrs. Irvine and Whitaker received $500 for their attendance at any Audit Committee meeting, and Mr. Whitaker received fees of $4,500 for his service as Chairman of the Compliance Committee.   On August 15, 2008, Messrs. Irvine, Shackelton, and Whitaker each received restricted stock grant awards of 10,000 shares of common stock: each of which will vest in equal one-third installments over a three year period beginning on August 15, 2008.

REPORT OF THE AUDIT COMMITTEE

Our Audit Committee is comprised of three independent directors, as “independence” is defined under NASDAQ rules.

The purpose of the Audit Committee is to assist with the oversight of our Board in the integrity of the financial statements of our Company, our Company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of the independent auditor of the Company.  The primary responsibilities of the Committee include overseeing our Company’s accounting and financial reporting process and audits of the financial statements of our Company on behalf of the Board.  The Audit Committee also selects the independent auditor to conduct the annual audit of the financial statements of our Company; reviews the proposed scope of such audit; reviews accounting and financial controls of our Company with the independent auditor and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  The independent auditor is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements with management and the independent auditor.  The Committee discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, “Communication with Audit Committees,” as amended by SAS 89 and SAS 90, and Rule 2-07, “Communication with Audit Committees,” of Regulation S-X.  This included a discussion of the auditor’s judgments as to the quality, not just the acceptability, of our Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards.  In addition, the Committee received from the independent auditor written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence.  The Committee also discussed with the independent auditor the auditor’s independence from management and our Company, including the matters covered by the written disclosures and letter provided by the independent auditor.

The Committee discussed with our independent auditor the overall scope and plans for its audits.  The Committee met with the independent auditor, with and without management present, to discuss the results of its examinations, its evaluations of our Company, the internal controls, and the overall quality of the financial reporting.  The Committee held five meetings during fiscal 2008.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended November 2, 2008 for filing with the SEC.

The report has been furnished by the Audit Committee of our Board of Directors.

    Dated:  March 2, 2009

Scott H. Shackelton, Chairman
Donald K. Whitaker
Richard H. Irvine

PROPOSAL TO RATIFY THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Grant Thornton LLP to audit our consolidated financial statements for the fiscal year ending November 1, 2009, and recommends that the stockholders vote in favor of the ratification of such appointment.  In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection.  We anticipate that representatives of Grant Thornton LLP will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

The Board unanimously recommends that shareholders vote FOR the proposal to ratify the retention of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ended November 1, 2009.

Aggregate fees billed to our Company for the fiscal years ended November 2, 2008, and October 31, 2007 by Grant Thornton LLP are as follows:

Grant Thornton LLP	2008	2007

Audit Fees (1)	$ 507,780	$ 586,052
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees (2)	—	—

(1)
Audit fees consist of fees for the audit of our annual financial statements included in the Form 10-K, the review of the interim financial statements included in our quarterly reports on Form 10-Q, audit of the Company’s internal control over financial reporting and other professional services provided in connection with statutory and regulatory filings or engagements for GameTech and its subsidiaries.

(2)	There were no fees and costs billed to our Company by Grant Thornton LLP for fiscal years ended November 2, 2008 and October 31, 2007 for professional services other than audit fees.

Audit Committee Pre-Approval Policies

The duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate the pre-approval of services to be performed by the independent auditor to management.

Our Audit Committee requires that our independent auditor, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

All of the services provided by Grant Thornton LLP described above under the captions “Audit Fees” were pre-approved by our Audit Committee.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Compensation Committee is a standing committee that consists of independent directors.  Our Chief Executive Officer reviews the performance, salary, and bonus of the other executive officers with the Compensation Committee.  The conclusions reached and the recommendations based on these reviews, including with respect to salary adjustments and annual bonus awards, if any, are reviewed by the Compensation Committee, who make recommendations to the Board.  The Chairman of the Board will review the performance of the Chief Executive Officer’s performance, salary, and bonus with the Compensation Committee who make a recommendation to the Board for their approval.  The Board does not delegate the authority to establish executive officer compensation to any other person and has not retained any compensation consultants to determine or recommend the amount or form of executive and director compensation.  Instead, the Board has relied on recommendations from the Compensation Committee and our human resources personnel.

Compensation Philosophy and Objectives

Our executive compensation philosophy is designed to support our key business objectives while maximizing value.  The objectives of our compensation structure are to attract and retain valuable employees, assure fair and internally equitable pay levels, and provide a mix of base salary and variable bonuses that provides motivation and awards performance.  At the same time, we seek to optimize performance and manage compensation costs.  In determining the long-term incentive component of compensation for the Chief Executive Officer and other key executives, the Committee considers the Company's performance and relative shareholder return, the value of similar incentive awards to Chief Executive Officers and other key executives at comparable companies, and the awards given to the Company's Chief Executive Officer and other key executives in past years.

The primary components of our executive compensation are base salary and annual bonus, payable in cash.  Base salary is paid for ongoing performance throughout the year and is determined based on job function and each executive’s contribution to our performance and achievement of our overall business objectives.  Our annual bonuses are intended to reward particular achievement during the year, motivate future performance, and attract and retain highly qualified key employees.

In determining the base salary and bonus for each executive, the Board evaluates our overall performance and the executive’s performance and contributions during the prior year.

Base Salary

Base salaries for executive officers are determined based on level of experience, job responsibilities, and individual contribution.  The entire Board of Directors participates in deliberations with respect to base salary, based on recommendations from the Compensation Committee, with the exception of Mr. Fedor and Mr. Meilstrup with respect to deliberations concerning their compensation, from which Mr. Fedor and Mr. Meilstrup abstain.

As of November 2, 2008, after receiving a salary increase of $24,000 effective as June 2, 2008, Mr. Fedor receives an annual base salary of $250,000.  As of November 2, 2008, after receiving a salary increase of $16,000 effective as June 2, 2008, Mr. Meilstrup receives an annual base salary of $316,000.  Ms. Martin receives an annual base salary of $200,000, subject to review on an annual basis for increase under our normal performance review process, and Mr. Minard receives an annual base salary of $207,600, subject to review on an annual basis for increase under our normal performance review process.  Prior to resignation, Mr. Tateishi received an annual base salary of $175,000, and Mr. Greenwood received an annual base salary of $200,000.

Management Incentive Bonus Plan

An incentive plan has been established to provide members of our executive management, other than our Executive Chairman, Chief Executive Officer, and certain employees, with additional compensation for their contribution to the achievement of our corporate objectives.  The incentive bonus is based solely on the discretion of the Board based on the recommendation of the Compensation Committee.  A financial award under the management incentive plan is a cash award, which is within a pre-established range based upon the participant’s position level.  Where a participant holds more than one position level during the fiscal year, the financial award will be prorated based upon service time within each position level.  Pursuant to the plan, payment of the awards will be made after completion of the annual audit but no later than March 15 of the year following the end of the previous fiscal year, as defined in the plan.  All payment awards will be reduced by amounts required to be withheld for taxes at the time payments are made.  The plan is subject to control and supervision of our Chief Executive Officer and Board.

Awards are based on each manager’s performance and level of contribution to the Company.  No awards were granted to Named Executive Officers for fiscal 2008 based upon an examination of the factors listed above, as well as the overall performance of the Company.

Benefits

Our executive officers, managers, and all other full time employees participate in a retirement savings plan, health insurance, short and long term disability insurance, term life insurance, paid-time off benefits, and a profit sharing plan designed to enable us to attract and retain our workforce in a competitive environment.  We recorded $3,363 of profit sharing payments to our Named Executive Officers, for the year ended November 2, 2008.   In addition, the Named Executive Officers receive an allowance for gasoline.  We recorded $19,402 of gasoline allowance for the Named Executive Officers, for the year ended November 2, 2008.

Retirement Benefits

We have a retirement savings plan under Section 401(k) of the Internal Revenue Code for all of our full time employees, in which each of the Named Executive Officers who is currently employed with the Company is eligible to participate.  The plan allows employees to defer, within prescribed limits, up to 75% of their income on a pre-tax basis through contributions to the plan.  We currently match, within prescribed limits, 50% of eligible employees’ contributions up to 4% of their individual earnings.  We recorded $102,514 in matching contributions, for all employees, for the year ended November 2, 2008.  For the Named Executive Officers, we recorded $12,347 in matching contributions, for the year ended November 2, 2008.

Grants Under Equity Incentive Plans

In August 1997, the Company with the approval of its stockholders and directors adopted the 1997 Incentive Stock Plan (the “1997 Plan”).  Under the 1997 Plan, either incentive stock options (“ISOs”) or nonqualified stock options (“NSOs”) may be granted to employees, directors, and consultants to purchase the Company common stock at an exercise price determined by the Board of Directors to be fair market value on the date of grant.  The options generally have a term of ten years and vesting periods of one to four years are determined at the discretion of the Board of Directors.  The Company has reserved 4,000,000 shares of common stock for issuance under the 1997 Plan, which included options granted during the 12 months immediately preceding the adoption of the 1997 Plan.

In October 2001, the Company adopted the 2001 Restricted Stock Plan (the “2001 Plan”).  Under the 2001 Plan, the Company authorized the granting of restricted stock to employees who are not officers or directors, consultants, and independent contractors.  At the annual meeting of stockholders held on March 28, 2006, the stockholders of the Company approved the amendment and restatement of the 1997 Plan, which included the combination of the 2001 Plan with the 1997 Plan and the extension of the term of the 1997 Plan for an additional ten years.  As amended, the 1997 Plan authorizes the grant of options, stock appreciation rights, restricted stock, stock units, performance shares and other forms of long-term incentive or stock-based awards to employees, officers, directors and consultants.

Options

During the year ended November 2, 2008, we sent offer letters to Mr. Minard and Ms. Martin, both of which provided for options to purchase our common stock, subject to approval by our Board of Directors.  These stock option awards were not approved and granted until fiscal year 2009.   On December 17, 2008, Mr. Minard received a stock option grant to purchase 100,000 shares of the Company’s common stock, which will vest 50% after two years and 50% after four years, and Ms. Martin received a stock option grant to purchase 50,000 shares of the Company’s common stock, which will vest 50% after two years and 50% after four years.  Both Mr. Minard’s and Mrs. Martin’s stock option grants are subject to vesting acceleration in the event of certain terminations of employment in connection with a change in control, pursuant to the 1997 Plan.

Restricted Stock

During the year ended November 2, 2008, the following restricted stock awards were granted:

(a)
On June 17, 2008, Mr. Fedor and Mr. Meilstrup both received a restricted stock grant of 10,000 shares of the Company’s common stock, each of which, are scheduled to vest in three equal installments on June 17, 2009, June 17, 2010, and June 17, 2011;

(b)
On August 15, 2008, Mr. Fedor and Mr. Meilstrup both received a restricted stock grant of 12,500 shares of the Company’s common stock, each of which, are scheduled to vest in three equal installments on August 15, 2009, August 15, 2010, and August 15, 2011.

Both Mr. Fedor’s and Mr. Meilstrup’s restricted stock grants, described herein, are subject to vesting acceleration in the event of certain terminations of employment in connection with a change in control, pursuant to the 1997 Plan.

Change in Control and Termination Benefits

The employment letter agreement for Mr. Meilstrup provides that if his employment is terminated within twelve months of a change of control without cause, or if his compensation is reduced during the twelve months following a change of control, he will be entitled to receive twelve months salary continuation, reasonable reimbursement for health care costs for eighteen months, all bonus money he may be entitled to, and vesting of all stock options.

Compensation Committee Report

The Compensation Committee reviewed and discussed the Compensation Disclosure & Analysis with management.  Based on that review and discussion, the Compensation Committee recommended to the Board that the Compensation Disclosure & Analysis be included in this proxy statement.

Dated:  March 2, 2009

Scott H. Shackelton, Chairman
Donald K. Whitaker
Richard H. Irvine

Compensation Committee Interlocks and Insider Participation

During fiscal 2008, Messrs. Whitaker, Shackelton and Irvine served as members of our Compensation Committee.  Mr. Irvine is a former officer of the Company, and was last employed as such in October of 2001 (for more information, please see his biography under “Election of Directors”).  During 2008, none of our executive officers served on the compensation committee, or the board of directors, of another entity whose executive officer(s) served on our Board.

EXECUTIVE COMPENSATION

The following table sets forth the compensation earned during the year ended November 2, 2008, by our Chief Executive Officer, Chief Financial Officer and our other Named Executive Officers for services rendered in all capacities for the year.

Summary Compensation Table(1)

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Comp. ($) (4)	All Other Compensation ($) (5)	Total ($)
Jay M. Meilstrup Chief Executive Officer	2008	$314,846	$2,000	$9,763	0	$1,074	$13,410	$341,093
	2007	$285,193	0	0	0	$1,568	$11,966	$298,727
	2006	$257,885	0	0	0	0	$7,005	$264,890

Marcia R. Martin (6)	2008	$80,769	0	0	0	0	$997	$81,766
Chief Financial Officer

Richard Fedor	2008	$236,885	$2,000	$9,763	0	$1,074	$11,167	$249,126
Executive Chairman, Board of Directors	2007	$210,192	0	0	0	$1,568	$8,693	$221,252
	2006	$182,885	0	0	0	0	$7,005	$189,890

Timothy J. Minard (7)	2008	$22,308	0	0	0	0	$1,458	$23,766
Senior Vice President Sales and Marketing

Donald Tateishi (8)	2008	$65,999	0	0	0	$478	$1,640	$68,117
Former Chief Financial Officer	2007	$59,231	0		$38,469	0	$606	$98,306

Nick Greenwood (9)	2008	$204,477	0	0	0	$736	$4,535	$209,748
Former Vice President – Product Marketing	2007	$50,000	0	0	0	0	$227	$50,227

(1)
Pursuant to applicable regulations, certain columns of the Summary Compensation Table and certain other remaining tables required by applicable SEC regulations have been omitted to the extent we have no reportable information.

(2)
Reflects the amount recognized in Fiscal 2008, 2007, and 2006, respectively, for financial statement reporting purposes in accordance with FAS 123R for stock awards granted during and prior to fiscal 2008, 2007, and 2006, respectively, except that estimates for forfeitures for service-based vesting conditions have been disregarded.

(3)
Reflects the amount recognized in Fiscal 2008, 2007, and 2006, respectively, for financial statement reporting purposes in accordance with FAS 123R for options granted during and prior to fiscal 2008, 2007, and 2006, respectively, except that estimates for forfeitures for service-based vesting conditions have been disregarded.  The actual value of the option awards will depend on the difference between the market value of our common stock or the date the stock option is exercised and the exercise price.

(4)	Reflects payments made pursuant to the GameTech Employee Profit Sharing Plan.

(5)
Includes contributions by GameTech to its 401(k) plans and a gas allowance for the executives.  It also includes relocation reimbursement of $1,458 for Mr. Minard during 2008.  No perquisite for any Named Executive Officer exceeds the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for that officer.

(6)
In May 2008, GameTech appointed Marcia Martin as its Chief Financial Officer.  Pursuant to her offer letter, Ms. Martin receives an annual base salary of $200,000 and participates in the Company’s Management Incentive Bonus Plan.  During the year ended November 2, 2008, we sent an offer letter to Ms. Martin, which provided for an option to purchase shares our common stock, subject to approval by our Board of Directors.  This stock option award was not approved and granted until fiscal year 2009.   On December 17, 2008, Ms. Martin received a stock option grant to purchase 50,000 shares of the Company’s common stock, which will vest 50% after two years and 50% after four years.

(7)
In September 2008, GameTech appointed Timothy J. Minard as its Senior Vice President of Sales and Marketing.  Pursuant to his offer letter Mr. Minard receives and an annual base salary of $207,600 and participates in the Company’s Management Incentive Bonus Plan.  During the year ended November 2, 2008, we sent an offer letter to Mr. Minard, which provided for an option to purchase shares our common stock, subject to approval by our Board of Directors.  This stock option award was not approved and granted until fiscal year 2009.   On December 17, 2008, Mr. Minard received a stock option grant to purchase 100,000 shares of the Company’s common stock, which will vest 50% after two years and 50% after four years.

(8)
Mr. Tateishi served as Chief Financial Officer from June 2007 to March 2008.  Pursuant to his offer letter, Mr. Tateishi received an annual salary of $175,000 and was eligible to participate in the Company’s Management Incentive Bonus Plan.  In addition, Mr. Tateishi received a stock option grant to purchase 50,000 shares of the Company’s common stock, vesting after four years.  All of Mr. Tateishi’s options were forfeited in March 2008 upon his resignation from the position of Chief Financial Officer.

(9)
Mr. Greenwood served as Vice President of Product Marketing from July 2007 to October 2008.  Pursuant to the terms of his offer letter, Mr. Greenwood received an annual based salary of $200,000 and participated in a performance based commission sales bonus program.

Employment Agreements

Mr. Meilstrup entered into an employment letter agreement on July 1, 2005 to serve as our President and Chief Executive Officer.  The letter agreement has a continuous term, as Mr. Meilstrup is considered an “at will” employee subject to termination at any time with or without prior notice from us.  The letter agreement provides for Mr. Meilstrup to receive an annual base salary of $250,000, and Mr. Meilstrup is also eligible to participate in our incentive compensation plan.  In addition, Mr. Meilstrup received a $5,000 signing bonus pursuant to the letter agreement.  As part of his compensation package, we granted to Mr. Meilstrup options to purchase 250,000 shares of our common stock at an exercise price equal to the closing price of our common stock on July 1, 2005.  All of such options vested immediately.

Mr. Minard entered into an employment letter agreement on September 29, 2008 to serve as Senior Vice President of Sales and Marketing.  This letter agreement has a continuous term, as Mr. Minard is considered an “at will” employee subject to termination at any time with or without prior notice from us.  The letter agreement provides for Mr. Minard to receive an annual base salary of $207,600, and Mr. Minard is also eligible to participate in our incentive compensation plan.  In addition, Mr. Minard receives a sales commission that is a percentage of gross profit based on margin.  As part of his compensation package, we granted to Mr. Minard options to purchase 100,000 shares, of which 50% or 50,000 shares vest after two years and the other 50% or 50,000 shares vest at the end of four years.

Ms. Martin entered into an employment letter agreement on May 1, 2008 to serve as Chief Financial Officer.  This letter agreement has a continuous term, as Ms. Martin is considered an “at will” employee subject to termination at any time with our without prior notice from us.  The letter agreement provides for Ms. Martin to receive an annual base salary of $200,000, and Ms. Martin is also eligible to participate in our incentive compensation plan.  As part of her compensation package, we granted to Ms. Martin options to purchase 50,000 shares, of which  50% or 25,000 shares vest after two years and the other 50% or 25,000 shares vest at the end of four years.

Indemnification of Directors, Officers, Employees, and Agents

We have adopted provisions in our bylaws that require us to indemnify our directors, officers, employees, and agents against expenses and certain other liabilities arising out of their conduct on behalf of our Company to the maximum extent and under all circumstances permitted by law.  Indemnification may not apply in certain circumstances to actions arising under the federal securities laws.

Potential Payments Upon Termination Or Change In Control

The employment letter agreements for Mr. Meilstrup, Ms. Martin, and Mr. Minard provide that if their employment is terminated within twelve months of a change of control without cause, or if their compensation is reduced during the twelve months following a change of control, they will be entitled to receive twelve months salary continuation, reimbursement for health care costs for eighteen months, all bonus money they may be entitled to, and vesting of all stock options.

Stock Option Incentive Plans

In August 1997, the Company with the approval of its stockholders and directors adopted the 1997 Incentive Stock Plan (the “1997 Plan”).  Under the 1997 Plan, either incentive stock options (“ISOs”) or nonqualified stock options (“NSOs”) may be granted to employees, directors, and consultants to purchase the Company common stock at an exercise price determined by the Board to be fair market value on the date of grant.  The options generally have a term of ten years and vesting periods of one to four years are determined at the discretion of the Board of Directors.  The Company has reserved 4,000,000 shares of common stock for issuance under the 1997 Plan, which included options granted during the 12 months immediately preceding the adoption of the 1997 Plan.

In October 2001, the Company adopted the 2001 Restricted Stock Plan (the “2001 Plan”).  Under the 2001 Plan, the Company authorized the granting of restricted stock to employees who are not officers or directors, consultants, and independent contractors.  At the annual meeting of stockholders held on March 28, 2006, the stockholders of the Company approved the amendment and restatement of the 1997 Plan, which included the combination of the 2001 Plan with the 1997 Plan and the extension of the term of the 1997 Plan for an additional ten years.  As amended, the 1997 Plan authorizes the grant of options, stock appreciation rights, restricted stock, stock units, performance shares and other forms of long-term incentive or stock-based awards to employees, officers, directors and consultants.

Equity Compensation Plan Information

The following table sets forth information with respect to our common stock that has been authorized for issuance under all of our equity compensation plans as of November 2, 2008.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Stockholders	612,150	$4.02	844,691

Option Grants in Last Fiscal Year

GameTech did not make any stock option grants to the Named Executive Officers during fiscal 2008, however, during the year ended November 2, 2008, GameTech sent offer letters to Mr. Minard and Ms. Martin, both of which provided for options to purchase shares our common stock, subject to approval by our Board of Directors.  These stock option awards were not approved, granted, and expensed until fiscal year 2009.   On December 17, 2008, Mr. Minard received a stock option grant to purchase 100,000 shares of the Company’s common stock, which will vest 50% after two years and 50% after four years, and Ms. Martin received a stock option grant to purchase 50,000 shares of the Company’s common stock, which will vest 50% after two years and 50% after four years.

The following table sets forth the equity grants made to our Named Executive Officers during the year ended November 2, 2008, pursuant to the 1997 Plan.

Grant of Plan-Based Awards

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Market Value of Stock Awards
Richard Fedor	06/17/2008	10,000	$51,700
	08/15/2008	12,500	$48.875

Jay Meilstrup	06/17/2008	10,000	$51,700
	08/15/2008	12,500	$48.875

________________________________________________________________

Outstanding Equity Awards at the Fiscal Year-End

The following table sets forth the outstanding equity awards held by each of the Named Executive Officers at the fiscal year-end:

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)

Jay Meilstrup	12,500	0	$ 2.97	03/30/2015	10,000 (4)	$23,600
	250,000	0	$ 2.85	07/01/2015	12,500 (5)	$29,500

Richard Fedor	4,000	0	$ 3.51	10/31/2012	10,000 (4)	$23,600
	4,000	0	$ 3.10	01/22/2013	12,500 (5)	$29,500
	6,000	0	$ 2.88	05/20/2013
	10,000	0	$ 4.29	03/09/2014
	12,500	0	$ 2.97	03/30/2015
	50,000	0	$ 3.10	09/13/2015
Donald Tateishi (1)	--	--	--	--	--	--

Nick Greenwood	--	--	--	--	--	--

Marcia R. Martin (2)	--	--	--	--	--	--

Timothy J. Minard (3)	--	--	--	--	--	--

(1)
Mr. Tateishi served as Chief Financial Officer from June 2007 to March 2008.  Pursuant to his offer letter, Mr. Tateishi received a stock option grant to purchase 50,000 shares of the Company’s common stock, vesting after four years.  All of Mr. Tateishi’s options were forfeited in March 2008 upon his resignation from the position of Chief Financial Officer.

(2)
In May 2008, GameTech appointed Marcia Martin as its Chief Financial Officer.  Ms. Martin’s offer letter provided for an option to purchase shares our common stock, subject to approval by our Board of Directors.  This stock option award was not approved and granted until fiscal year 2009.   On December 17, 2008, Ms. Martin was granted a stock option to purchase 50,000 shares of the Company’s common stock, 50% of which will vest after two years and the remaining 50% will vest after four years.

(3)
In September 2008, GameTech appointed Timothy J. Minard as its Senior Vice President of Sales and Marketing.  Mr. Minard’s offer letter provided for an option to purchase shares our common stock, subject to approval by our Board of Directors.  This stock option award was not approved and granted until fiscal year 2009.   On December 17, 2008, Mr. Minard was granted a stock option to purchase 100,000 shares of the Company’s common stock, 50% of which will vest after two years and the remaining 50% will vest after four years.

(4)	This award is scheduled to vest in three equal installments on June 17, 2009, June 17, 2010, and June 17, 2011.

(5)	This award is scheduled to vest in three equal installments on August 15, 2009, August 15, 2010, and August 15, 2011.

(6)
 The dollar amounts shown in Colum (g) are determined by multiplying the numbers of shares or units reported in Column (f) by $2.36 (the closing price of our stock on the last day of trading in fiscal 2008).

No stock options were exercised by the Named Executive Officers during the fiscal year ended November 2, 2008 and no stock awards previously granted to the Named Executive Officers vested during the fiscal year ended November 2, 2008.

OTHER INFORMATION

Executive Officers

The following table sets forth the name, age and title or titles of our current executive officers.  Following the table are descriptions of all positions held by each individual and the business experience of each individual for at least the last five years.

Name	Age	Title

Richard T. Fedor	63	Executive Chairman of the Board
Jay M. Meilstrup	49	President, Chief Executive Officer, and Director
Marcia R. Martin	53	Chief Financial Officer and Treasurer
Timothy J. Minard	38	Sr. Vice President – Sale & Marketing

For a description of Messrs. Fedor’s and Meilstrup’s backgrounds see “Election of Directors.”

Marcia Rose Martin was named our Chief Financial Officer and Treasurer effective June 10, 2008.  Prior to joining our Company, Ms. Martin served as President, Western Division and Corporate Chief Financial Officer with the Holder Hospitality Group since April 2005.  Prior to Holder, Ms. Martin served as the Director of Finance for Harrah’s Reno casino beginning in September 2001.  Ms. Martin also held executive positions with GES Exposition Services, Weider Health and Fitness, and Twentieth Century Fox Corporation.  She began her career with Price Waterhouse & Co. as an auditor and is a certified public accountant.

Timothy James Minard was named our Senior Vice President of Sales and Product Marketing effective September 25, 2008.  Prior to joining our Company, Mr. Minard served as Executive Vice President of Sales for Cadillac Jack, Inc., where he directed their US sales activity.  Prior to this position, Mr. Minard served as Chief Financial Officer for Cadillac Jack, Inc.  Mr. Minard has also served as the President of E-Source, Inc., the Chief Executive Officer of TradeUps, Inc., and the Executive Vice President of Product Development and Marketing with Staffing Concepts International, Inc.

SECTION 16(a)
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, officers, and persons that own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC.  Directors, officers, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  Based on our review of such forms received by us during the fiscal year ended November 2, 2008, and written representation that no other reports were required, we believe that each person that at any time during the fiscal year was a director, officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during such fiscal year.

TRANSACTIONS WITH RELATED PERSONS

Conflicts of interest are prohibited as a matter of Company policy except under guidelines approved by the Board pursuant to our corporate governance materials all of which are available on our website at http://www.gametech-inc.com/investor_relations/corporate.htm.

Richard Fedor acted as our agent for certain of our stock repurchases in fiscal 2007.  During fiscal year ended October 31, 2007, the Company advanced $500,000 to Mr. Fedor for stock repurchases, on behalf of the Company.  This was accounted for as a related party receivable for financial statement reporting purposes.  During the quarter ended January 31, 2008, Mr. Fedor settled the receivable by delivering the repurchased common stock to the Company, and the balance of this related party receivable was $0.

OTHER MATTERS

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

Dated: March 2, 2009

GAMETECH INTERNATIONAL, INC.
2009 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of GAMETECH INTERNATIONAL, INC., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated March 2, 2009, and hereby appoints Jay M. Meilstrup and Marcia R. Martin, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2009 Annual Meeting of Stockholders of the Company, to be held on Wednesday, April 1, 2009 at 9:00 a.m., local time, at the Company's corporate headquarters at 8850 Double Diamond Parkway, Reno, Nevada, 89521, and at any adjournment or adjournments thereof, and to vote all shares of the Company's Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of directors; FOR the ratification of the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent auditors of the Company for the fiscal year ending November 1, 2009; and as the Board of Directors may recommend on such other matters as may come before the meeting.

A majority of such proxies or substitutes as shall be present and shall act at the meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

(Continued and to be signed and dated on the other side.)
                                    GAMETECH INTERNATIONAL, INC.
                                    8850 Double Diamond Parkway
                                    Reno, Nevada 89521

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS

Votes must be indicated (x) in Black or Blue ink.

1.         ELECTION OF DIRECTORS:  FOR all nominees      WITHHOLD AUTHORITY to vote      *EXCEPTIONS  
listed below.                           for all nominees listed below.

Nominees:	Richard T. Fedor, Jay M. Meilstrup, Richard H. Irvine, Donald K. Whitaker, and Scott H. Shackelton

(INSTRUCTIONS:  To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions

2.           Proposal to ratify the appointment of Grant Thornton LLP as the independent auditors of the Company for the fiscal year ending November 1, 2009.

FOR                                             AGAINST                                             ABSTAIN  

and upon such matters which may properly come before the meeting or any adjournment thereof.

Mark here for address change or comments  

(This Proxy should be dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope.  Persons signing in a fiduciary capacity should so indicate.  If shares are held by joint tenants or as community property, both stockholders should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title)

Date_______________________________

Share Owner sign here

Co-Owner sign here

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on April 1, 2009.

The Company’s Annual Report to Stockholders and Proxy Statement are available on the Internet at http://www.gametech-inc.com/investor_relations/financials.htm.